UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2021

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California	001-10709	95-4300881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Stock, Series W, $0.01 par value	PSBPrW	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Share, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Share, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2021, PS Business Parks, Inc. (the “Company”) announced that John W. Petersen, the Company’s Executive Vice President and Chief Operating Officer, will resign from the Company on or about June 11, 2021. A copy of this press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K.

On May 11, 2021, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved a one-time special equity grant of approximately 6,526 restricted stock units to Jeffrey D. Hedges, Executive Vice President, Chief Financial Officer and Secretary. The grant will vest in three equal installments, with the first installment vesting one year from the date of grant and each subsequent installment vesting annually thereafter. In approving the grant, the Compensation Committee considered a number of factors, including Mr. Hedges’s assistance with the responsibilities of Chief Operating Officer while Mr. Petersen served as Interim President and Chief Executive Officer, the Compensation Committee’s expectation that Mr. Hedges will continue to provide significant assistance with those responsibilities for the foreseeable future, and Mr. Hedges’s continuing assistance with the leadership transition resulting from the Company’s recent appointment of a new Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

99.1	Press release dated May 13, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

	By:	/s/ Jeffrey D. Hedges
Date: May 13, 2021		Jeffrey D. Hedges Chief Financial Officer